================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of Earliest Event Reported): June 11, 2003

                              AVATAR HOLDINGS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-7616                                          23-1739078
-----------------------                     ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

        201 Alhambra Circle
        Coral Gables, Florida                                           33134
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

                                  305) 442-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7. Financial Statements and Exhibits.

            (c)   Exhibits.

            99.1  Press release of Avatar Holdings Inc. dated June 11, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

            The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

            The information set forth in the press release issued by Avatar Holdings Inc. reporting on Annual Meeting of Stockholders held June 11, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AVATAR HOLDINGS INC.

                                     By: /s/ Juanita I. Kerrigan
                                         -----------------------------------
                                         Name: Juanita I. Kerrigan
                                         Title: Vice President and Secretary

Date: June 11, 2003

                                  EXHIBIT INDEX

Item No.
--------

99.1        Press release of Avatar Holdings Inc. dated June 11, 2003.